                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:                 August 21, 1998



                                MATTEL, INC.
                                ------------
           (Exact name of registrant as specified in its charter)


         Delaware                  001-05647                      95-1567322
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
 of incorporation)                  File No.)                Identification No.)



333 Continental Boulevard, El Segundo, California                   90245-5012
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   (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code         (310) 252-2000
                                                  ----------------------------

                                   N/A
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       (Former name or former address, if changed since last report)
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                Information to be included in the Report
                ----------------------------------------

Item 7.         Financial Statements and Exhibits
-------         ---------------------------------

        (a)     Financial statements of businesses acquired:   None

        (b)     Pro forma financial information:   None

        (c)     Exhibits:

                99.0 Second Amended and Restated Credit Agreement dated as of March 11, 1998 among the Company, the Banks named therein and Bank of America National Trust and Savings Association, as Agent

                99.1  Receivables Purchase Agreement dated as of
                      March 11, 1998 among the Company, Mattel
                      Factoring, Inc., the Banks named therein and NationsBank of Texas, N.A., as Agent

                99.2 Employment Agreement dated May 5, 1997 between the Company and Gary S. Baughman

                99.3  Mattel, Inc. Personal Investment Plan,
                      April 1, 1997 Restatement
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                               SIGNATURES
                               ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MATTEL, INC.
                                              Registrant

                                              By: /s/ Robert Normile
                                                  -------------------------
                                                  Robert Normile
        Date: August 21, 1998                     Vice President,
              ---------------                     Associate General Counsel
                                                  and Secretary